UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 27, 2001

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
              ATLAS AIR WORLDWIDE HOLDINGS, INC.                                  ATLAS AIR, INC.
    (Exact name of registrant as specified in its charter)         (Exact name of registrant as specified in its
                                                                                     charter)

                           Delaware                                                  Delaware
(State or other jurisdiction of incorporation or organization)   (State or other jurisdiction of incorporation or
                                                                                   organization)

                           0-25732                                                    0-25732
                   (Commission File Number)                                  (Commission File Number)

                          13-4146982                                                84-1207329
             (I.R.S. Employer Identification No.)                      (I.R.S. Employer Identification No.)

                   2000 Westchester Avenue                                    2000 Westchester Avenue
                   Purchase, New York 10477                                  Purchase, New York 10477
                        (914) 701-8000                                            (914) 701-8000
     (Address, including zip code, and telephone number,        (Address, including zip code, and telephone number,
   including area code, of registrant's principal executive       including area code, of registrant's principal
                           offices)                                             executive offices)

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     This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings,
Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Item 5.  Other Events.

     On April 27, 2001, Atlas Air, Inc. ("Atlas") and the Air Line Pilots Association, International ("ALPA") jointly announced that they had reached agreement resulting in the restoration of profit-sharing pay to Atlas flight crew members retroactive to April 1999. Atlas and ALPA subsequently have signed a stipulation voluntarily dismissing with prejudice the action brought in the United States District Court for the District of Columbia, Atlas Air, Inc. v. Air Lines Pilots Association, International, relating to the profit-sharing plan. The financial impact of the settlement on Atlas will be reflected in the first quarter financial results to be included in Registrants' Form 10-Q for the quarter ended March 31, 2001.

     Atlas hereby incorporates by reference the press release attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

        c)        The following Exhibits are filed as part of this report:

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
                   EXHIBIT NO.                                        DESCRIPTION

                           99.1           Press release issued by the Registrant on April 27, 2001.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ATLAS AIR WORLDWIDE HOLDINGS, INC.
                             (Registrant)




Dated:  May 3, 2001          By:  /s/ Richard H. Shuyler
                                  ----------------------------------------------
                                    Name:       Richard H. Shuyler
                                    Title:      Chief Executive Officer and
                                                Treasurer


                             ATLAS AIR, INC.
                             (Registrant)




Dated:  May 3, 2001          By:  /s/ Richard H. Shuyler
                                  ----------------------------------------------
                                    Name:       Richard H. Shuyler
                                    Title:      Chief Executive Officer



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                                  EXHIBIT INDEX

     EXHIBIT NO.                                        DESCRIPTION

        99.1           Press release issued by the Registrant on April 27, 2001.

                                                                    Exhibit 99.1





ATLAS AIR RESTORES PROFIT SHARING
PAY TO FLIGHT CREWMEMBERS


     April 27, 2001 ---PURCHASE, NY/WASHINGTON, D.C.---Atlas Air, Inc. (NYSE:CGO) and the Air Line Pilots Association, International (ALPA), jointly announced today that they have reached an agreement that will result in the restoration of profit-sharing pay to Atlas Air flight crew members retroactive to April 1999. When Atlas Air crew members chose ALPA as their bargaining representative on April 26, 1999, their entitlement to participate in profit sharing was suspended pursuant to the terms of the Company's Profit Sharing Plan, which excluded unionized employees.

     On May 6, 1999, the Company filed an action in the United States District Court for the District of Columbia seeking declaratory judgment confirming the enforceability of the exclusion. ALPA countersued, claiming that the exclusion for represented employees violated the Railway Labor Act (RLA). In October 1999 the District Court granted summary judgment in Atlas Air's favor. ALPA appealed the decision, and in November 2000 the Court of Appeals reversed and remanded the case back to the District Court, finding that exclusion of unionized employees from the profit-sharing plan was a violation of the RLA. Although Atlas Air had previously announced its intention to appeal the decision to the
U. S. Supreme Court, the Company believes it is in the best interests of all parties to put this matter behind them and settle the dispute.

     "The purpose of our profit sharing plan is to let those people who work hard for the company share in its success -- and that concept has not changed," said Richard Shuyler, Atlas Air's Chief Executive Officer. "As a result, we are restoring the profit sharing benefit to our crew members, which we believe should provide the foundation for an amicable resolution of our ongoing contract negotiations and strengthen our ongoing relationship." The impact of this settlement will be reflected in the first quarter financial results in the Company's 10-Q for the quarter.

     "ALPA is pleased that Atlas Air has signaled that one of its most important priorities will be strengthening its relationship with its crew members, who are its most important asset," said ALPA President Duane E. Woerth.

     "The Atlas Air crew members are encouraged that with the agreement to restore full retroactive profit-sharing pay, we can now put this dispute behind us and move forward together in a cooperative spirit," said Gregory Amussen, chairman of the Atlas Air Master Executive Council, the ALPA unit at Atlas Air.

     Atlas Air is a United States certificated air carrier that operates a fleet of 747 freighters under ACMI contracts. These contracts include the provision of Aircraft, Crew, Maintenance and Insurance for some of the world's leading international carriers.

     Formed in 1931 and affiliated with the AFL-CIO, ALPA is the world's oldest and largest pilots union. As of June 1, ALPA will represent 65,000 pilots at 49 airlines in the United States and Canada.

                                      # # #


ATLAS AIR CONTACT:  Vicki L. Foster (914) 701-8400

ALPA CONTACT:  Stacy Platone, (703) 481-4440